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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                           FORM 8-K (Amendment No. 1)



                CURENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): August 16, 1999


                         Commission file number 1-12215


                         QUEST DIAGNOSTICS INCORPORATED
                               One Malcolm Avenue
                               Teterboro, NJ 07608
                                  (201)393-5000


                                    DELAWARE
                            (State of Incorporation)


                                   16-1387862
                     (I.R.S. Employer Identification Number)


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Quest Diagnostics Incorporated (the "Company") hereby amends Item 7 of its
Current Report on Form 8-K (Date of Report: August 16, 1999) in its entirety to read as follows:

ITEM 7. FINANCIAL STATEMENTS AND SCHEDULES

        a.      Financial statements of businesses acquired.

        The combined financial statements of SBCL and certain related affiliates as of December 31, 1998 and 1997 and for three years ended December 31, 1998, 1997 and 1996 are incorporated by reference to Appendix F to the Proxy Statement.

        The unaudited interim combined balance sheet of SBCL and certain related affiliates as of June 30, 1999 and the related unaudited interim combined statements of operations, cash flows and changes in parent's equity for the three and six months ended June 30, 1999 and June 25, 1998 are included as Exhibit 99.4.

        b.      Pro forma financial information

        The unaudited pro forma combined balance sheet of the Company as of June 30, 1999 and the unaudited pro forma combined statements of operations of the Company for the three and six months ended June 30, 1999, and the year ended December 31, 1998 are included as Exhibit 99.5.

        c.      Exhibits.

                                  EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------

99.4 The unaudited interim combined balance sheet of SBCL and certain related affiliates as of June 30, 1999 and the related unaudited interim combined statements of operations, cash flows and changes in parent's equity for the three and six months ended June 30, 1999 and June 25, 1998.

99.5 The unaudited pro forma combined balance sheet of the Company as of June 30, 1999 and the unaudited pro forma combined statements of operations of the Company for the three and six months ended June 30, 1999, and the year ended December 31, 1998.


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        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


October 29, 1999                  QUEST DIAGNOSTICS INCORPORATED



                                  By:
                                      --------------------------------------
                                      Name: Robert A. Hagemann
                                      Vice President and Chief Financial Officer
















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